Exhibit 10.1

OMNIBUS AMENDMENT RE COLLABORATION AGREEMENT

This Omnibus Amendment re Collaboration Agreement (the “Amendment”) is effective as of date of last signature below (the “Omnibus Amendment Effective Date”) by and among Illumina Cambridge, Ltd., a private company limited by shares organized under the laws of England and Wales, with an address at Illumina Centre, 19 Granta Park, Great Abington, Cambridge, CB21 6DF, United Kingdom (“Illumina”), SomaLogic, Inc., a Delaware corporation having a place of business at 2945 Wilderness Place, Boulder, CO 80301 (“SomaLogic”) and, solely for purposes of Section 11.7 of the Agreement (as defined), Illumina, Inc., a Delaware corporation having a place of business at 5200 Illumina Way, San Diego, CA 92122 (“Guarantor”). Illumina and SomaLogic are referred to herein individually as a “Party” and collectively as the “Parties.”

Recitals

A. SomaLogic and Illumina entered into Collaboration Agreement effective as of December 31, 2021 (as previously amended, the “Agreement”), in accordance with which the Parties are engaged in a co-exclusive collaboration for the development of co-branded NGS-based proteomic distributable Kits;

B. SomaLogic and Illumina entered into that certain Agreement re Assay Kit Purchase Terms and Conditions effective as of December 8, 2023 and amended effective January 31, 2025 (the “Letter”), in accordance with which SomaLogic has agreed to supply to Illumina, and Illumina has agreed to purchase from SomaLogic, certain SOMAmer Reagents for the uses specified therein; and

C. The Parties now wish to amend the Agreement and the Letter as set forth herein.

The Parties agree as follows:

1. The terms in this Amendment with initial letters capitalized have the meanings set forth in this Amendment or, if not defined herein, as set forth in the Agreement or, if not set defined therein, in the Letter.

2. Amendments to Agreement.

(a) Article 1 (Definitions). The following definitions are added to Article 1 of the Agreement in proper alphabetical order:

“[***]” means a set of electronic [***] and associated computer files provided to Illumina under this Agreement (and all copyright, Know-How, and Trade Secret rights embodied therein) and Controlled by SomaLogic that [***]. The term “[***]” includes any [***] necessary to accomplish the activities described in the preceding sentence; in each case, Controlled by SomaLogic. “[***]” includes [***] Improvements.

“[***] Improvements” means any Improvement to the [***] that is created, conceived, reduced to practice, discovered, generated, developed, or otherwise made at any time during the Term in connection with this Agreement.

“Licensed Improvement IP” means Foreground IP that (i) constitutes an [***], (ii) is created, conceived, reduced to practice, discovered, generated, developed, or otherwise made at any time during the Term: (A) solely by one or more employees, consultants, or

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

contractors of one Party or its Affiliates; or (B) jointly by or on behalf of, on the one hand, one or more employees, consultants, or contractors or Illumina or its Affiliates and, on the other hand, one or more employees, consultants, or contractors of SomaLogic or its Affiliates; and (iii) is Covered by a Patent. Licensed Improvement IP may be Illumina Licensed Improvement IP or SomaLogic Licensed Improvement IP, depending on the contextual usage of the term. For clarity, SomaLogic Licensed Improvement IP includes, without limitation, any Licensed Improvement IP that is an Improvement to [***].

“Licenses” has the meaning set forth in Section 2.1(b).

“Liquid Handler” means a [***].

“Non-Exclusive License” has the meaning set forth in Section 2.1(b).

“[***] Documentation” means SomaLogic’s published functional specifications, software user manuals, reference manuals, installation guides, and any other documentation that SomaLogic makes available for the [***], as may be modified by SomaLogic from time to time.

(b) Section 2.1(b). Section 2.1(b) is hereby deleted in its entirety and replaced with the following:

(b) Non-Exclusive License. The licenses in this Section 2.1(b) are referred to collectively as the “Non-Exclusive License”, and, together, with the Co-Exclusive License, the “Licenses”).

(i) SomaLogic, on behalf of itself and its Affiliates, hereby grants to Illumina, and Illumina hereby accepts, a non-exclusive, royalty-bearing, non transferable (except as set forth in Section 14.2) license, with the right to grant sublicenses through multiple tiers solely in accordance with

Section 2.2, under (i) the Licensed Patents, [***] to make, have made (on Illumina’s behalf), use, Sell, have Sold, offer for Sale, import and export Licensed Products in the Field in the Territory; and (ii) the [***], solely to the extent (A) reasonably necessary or useful to make or have made (on Illumina’s behalf) Licensed Products in the Field in the Territory; or (B) reasonably necessary to use, Sell, have Sold, offer for Sale, import and export Licensed Products in the Field in the Territory, in each of (i) and (ii), during the Non-Exclusivity Term.

(ii) SomaLogic, on behalf of itself and its Affiliates, hereby grants to Illumina, and Illumina hereby accepts, a non-exclusive, royalty-free, non-transferable (except as set forth in Section 14.2) license, with the right to grant sublicenses through multiple tiers solely to its Affiliates and distributors in accordance with Section 2.2 and only if subject to the restrictions set forth in this Section 2.1(b)(ii), under the [***]to (A) install or have installed unmodified or modified object code copies of the [***]; (B) Sell, in the Territory and in accordance with the restrictions stated in this Section 2.1(b)(ii), unmodified or modified object code copies of the [***]; (C) reproduce or have reproduced copies of [***] solely as necessary to exercise the rights granted in this Section 2.1(b)(ii); (D) internally use [***] to develop and commercialize [***] incorporating the [***] for use with Licensed Products, in each of (A) through (D), during the Term. Without limiting the foregoing and except as otherwise expressly provided in this Agreement, Illumina shall not at any time, directly or indirectly: (1) rent, lease, lend, sell, sublicense, assign, distribute, publish, transfer, or otherwise make available, in whole or in part, [***] to [***] other than as included in a [***]; (2) remove any proprietary notices from the [***]; or (3) use the [***] in any manner or for any

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purpose that, to Illumina’s Knowledge, infringes, misappropriates, or otherwise violates any Intellectual Property right or other right of any Person, or that violates any Applicable Law.

(iii) Illumina, on behalf of itself and its Affiliates, hereby grants to SomaLogic, and SomaLogic hereby accepts, a non-exclusive, royalty-free, non-transferable (except as set forth in Section 14.2) license, with the right to grant sublicenses through multiple tiers solely to its Affiliates and distributors in accordance with Section 2.2, under the [***] created by Illumina to (A) install or have installed unmodified or modified object code copies of the [***]; (B) Sell, in the Territory and in accordance with the restrictions stated in this Section 2.1(b)(iii), unmodified or modified object code copies of the [***]; (C) reproduce or have reproduced copies of [***] Improvements solely as necessary to exercise the rights granted in this Section 2.1(b)(iii); (D) internally use [***] Improvements (alone or incorporated into [***]) to develop and commercialize [***] Improvements for use with SomaLogic’s products and services, in each of (A) through (D), during the Term. Without limiting the foregoing and except as otherwise expressly provided in this Agreement, SomaLogic shall not at any time, directly or indirectly: (1) rent, lease, lend, sell, sublicense, assign, distribute, publish, transfer, or otherwise make available, in whole or in part, the [***]; (2) remove any proprietary notices from the [***] Improvements; or (3) use the [***] Improvements in any manner or for any purpose that, to SomaLogic’s Knowledge, infringes, misappropriates, or otherwise violates any Intellectual Property right or other right of any Person, or that violates any Applicable Law.

(c) New Section 2.1(g). A new Section 2.1(g) is created and inserted into the document in proper alphanumeric order, which will read as follows:

(g) Licenses to Improvements.

(i) Illumina Licensed Improvement IP. SomaLogic on behalf of itself and its Affiliates, will grant, and hereby does grant, to Illumina a worldwide, non-exclusive, royalty-free, fully paid up, non-sublicensable (without the consent of SomaLogic) license under any SomaLogic Foreground IP and SomaLogic’s interest in any Joint Foreground IP that constitutes Illumina Licensed Improvement IP for use for any purpose, subject to the terms and conditions of this Agreement.

(ii) SomaLogic Licensed Improvement IP. Illumina, on behalf of itself and its Affiliates, will grant, and hereby does grant, to SomaLogic a worldwide, non-exclusive, royalty-free, fully paid up, non-sublicensable (without the consent of Illumina) license under any Illumina Foreground IP and Illumina’s interest in any Joint Foreground IP that constitutes SomaLogic Licensed Improvement IP for use for any purpose, subject to the terms and conditions of this Agreement; provided, however, that SomaLogic shall not be permitted to practice any Licensed Improvement IP (other than Licensed Improvement IP directed to [***]) licensed to it pursuant to this Section 2.1(g) in the field of [***].

(d) New Section 2.3(b). A new Section 2.3(b) is created and inserted into the document in proper alphanumeric order, which will read as follows:

(b) [***] for use in accordance with this Agreement. Within [***] ([***]) Business Days after the Omnibus Amendment Effective Date, SomaLogic shall provide to Illumina its then-current version of [***]. Thereafter during the Term, each Party will provide the other, upon written request but not more frequently than [***], its then-current [***] Improvements implemented by such Party on its own or its customers’ [***]. SomaLogic

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may elect in its sole discretion to collaborate with Illumina with respect to [***] at a cost of [***] Dollars ($[***]) per installation at one of Illumina’s sites on additional terms to be agreed by the Parties.

(e) Section 9.2(c). Section 9.2(c) is hereby deleted in its entirety and replaced with the following:

(c) Disclosure of Certain Improvements. Each Party shall promptly disclose to the other Party all Joint Foreground IP and, to the extent of its Knowledge, Licensed Improvement IP, including any invention disclosures or other similar documents submitted to such Party by its employees, consultants or contractors describing such Joint Foreground IP or Licensed Improvement IP, and shall promptly respond to reasonable requests from the other Party for additional information relating to such Joint Foreground IP or Licensed Improvement IP; provided, however, that in connection with such reasonable requests, neither Party shall be obligated to share any Intellectual Property Controlled by such Party with the other Party other than the Joint Foreground IP or Licensed Improvement IP; provided, further, that disclosure shall not be required to the extent such Joint Foreground IP or Licensed Improvement IP is already in the other Party’s possession and such other Party has acknowledged in writing its status as Joint Foreground IP or Licensed Improvement IP. Except to the extent SomaLogic has granted Illumina an exclusive license under SomaLogic’s joint ownership interest in Joint Foreground IP, and subject to Illumina’s payment, reporting and accounting obligations with respect to Licensed Products under this Agreement, each Party shall have the right to practice and use, and to grant licenses under, such Party’s own joint ownership interest in Joint Foreground IP without the other Party’s consent, and shall have no duty to account to the other Party for such practice, use or license, and each Party hereby waives any right it may have under the laws of any country to require such consent or accounting.

(f) Section 9.3. Section 9.3 is hereby amended by adding the words “or any Licensed Improvement IP” after the words “Joint Foreground IP”.

(g) Section 9.5(a). Section 9.5(a) is hereby deleted in its entirety and replaced with the following:

(a) Notice. If either Party becomes aware of (i) any Infringement or threatened Infringement by any Third Party of any Licensed Patent, Joint Patent, or Patent Covering any Licensed Improvement IP or (ii) any declaratory judgment, revocation or equivalent Action challenging any Licensed Patent, Joint Patent, or Patent Covering any Licensed Improvement IP in connection with any such Infringement or threatened Infringement (in each case of (i) or (ii), a “Product Infringement”), it shall promptly notify the other Party in writing to that effect. Any such notice shall include a summary of available information that would support an allegation of Infringement or threatened Infringement, or declaratory judgment or equivalent Action, by such Third Party.

(h) New Section 11.1(e). A new Section 11.1(e) is created and inserted into the document in proper alphanumeric order, which will read as follows:

(e) the development, manufacture or Commercialization of any [***] by or on behalf of SomaLogic, its Affiliates, or Sublicensees after the Effective Date.

(i) New Section 11.2(e). A new Section 11.2(e) is created and inserted into the document in proper alphanumeric order, which will read as follows:

[***] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e) the development, manufacture or Commercialization of any [***], [***] by or on behalf of Illumina, its Affiliates, or Sublicensees after the Effective Date.

3. Amendment to Letter.

(a) Article 1 (Definitions). The following definition is added to Article 1 of the Letter in proper alphabetical order:

“Alternative Sample Type Assay Kit” means an Assay Kit, [***].

(b) Section 3.a.i. Section 3.a.i is hereby deleted in its entirety and replaced with the following:

Illumina shall purchase [***] under this Agreement only for the following uses: (1) internal research and development of [***] by Illumina and its Affiliates in accordance with the Collaboration Agreement; or (2) developmental use of [***]. Notwithstanding anything to the contrary in this Agreement, [***] may only be used by Illumina for [***] of [***] by Illumina and its Affiliates in accordance with the Collaboration Agreement and shall not be (i) [***]; or (ii) [***].

(c) Section 3.b. Section 3.b is hereby deleted in its entirety and replaced with the following:

Except as expressly authorized herein or as otherwise agreed by SomaLogic and Illumina in writing, [***] are sold to Illumina solely for use by it and its Affiliates and, in accordance with Section 3(a) above (excluding [***]), External Partners. Illumina and Illumina’s Affiliates are permitted to sell, distribute, or otherwise transfer [***] only to External Partners as part of Illumina’s Early Access Program and not for any other purpose. Illumina shall not, and shall cause its Affiliates and External Partners not to, sell or otherwise transfer or distribute any [***] purchased hereunder (or any component or other part thereof) to any Third Party. For clarity, Illumina and its Affiliates shall not sell, resell, or otherwise transfer any [***] for any purpose.

(d) Schedule 1. A new table is added to Schedule 1 of the Letter at the end of such Schedule 1, which will read as follows:

Pricing for [***]

Product Description	Price
All commercially available [***]	[***]

4. Termination

(a) In the event [***], this Amendment, including all rights and licenses granted to Illumina hereunder (except as set forth in Section 4(b)(iv) of this Amendment) and any SomaLogic obligations to Illumina as set forth in this Amendment shall simultaneously and automatically terminate. Upon such termination, the terms and conditions of the Agreement, as in effect prior to the date hereof, shall be reinstated and shall continue in full force and effect as if this Amendment had not been entered into.

(b) Upon termination of this Amendment, the following shall occur:

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(i) The licenses granted to Illumina or SomaLogic, respectively, pursuant to new Section 2.1(b)(ii), Section 2.1(b)(iii), Section 2.1(g)(i) and Section 2.1(g)(ii) as set forth in this Amendment (including any such revised licenses) shall automatically become irrevocable and perpetual;

(ii) within [***] ([***]) days of such termination, Illumina shall return to SomaLogic any [***] obtained pursuant to this Amendment, and, within [***] ([***]) days of receiving any such [***], SomaLogic shall refund to Illumina any amounts paid by Illumina therefor;

(iii) SomaLogic may elect in its sole discretion to continue collaborating [***].

This Section 4(b) shall survive any termination of this Amendment.

5. Except as specifically modified by this Amendment, all provisions of the Agreement and the Letter will remain in full force and effect from their respective Effective Dates.

6. Each Party warrants and represents that it (a) it has the right to enter into this Amendment; and (b) the terms of this Amendment are not inconsistent with other contractual obligations, expressed or implied, which it may have.

7. This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original and all of which, when taken together, will constitute a single legal instrument. Signature pages of this Amendment may be exchanged by facsimile or electronically as a portable document format (.pdf) file or similar electronic file and such signature pages will be deemed to be originals.

8. This Amendment, together with the Agreement and the Letter, constitutes the entire agreement between the Parties as to the subject matter of the Agreement and the Letter and supersedes and merges all prior agreements and understandings regarding the same.

The Parties have executed this Omnibus Amendment as of the Amendment Effective Date.

ILLUMINA CAMBRIDGE, LTD. SOMALOGIC, INC.

By: /s/ Mark Robinson By: /s/ Micheal Egholm

Name: Mark Robinson Name: Michael Egholm

Title: Director Title: President and CEO

Date: June 23, 2025 Date: June 23, 2025

Solely for purposes of Section 11.7 of the
Agreement

ILLUMINA, INC.

By: /s/ Jacob Thaysen

Name: Jacob Thaysen

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Title: Chief Executive Officer

Date: June 23, 2025

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